Franklin Tax-Free Trust

Franklin Florida Insured Tax-
Free Income Fund
Franklin Insured Tax-Free
Income Fund
Franklin Massachusetts Insured Tax-
Free Income Fund
Franklin Michigan Insured Tax-
Free Income Fund
Franklin Minnesota Insured Tax-Free
Income Fund
Franklin Ohio Insured Tax-Free
Income Fund

Meeting of Shareholders, March 21, 2007 and reconvened on April
11, 2007 and May 18, 2007 (unaudited)

A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 11, 2007 and May 18, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust; to approve an Amended and Restated Agreement and Declaration of Trust; to approve amendments to certain of the Franklin Florida Insured Tax-Free Income Fund's, Franklin Insured Tax-Free Income Fund's, Franklin Massachusetts Insured Tax-Free Income Fund's, Franklin Michigan Insured Tax-Free Income Fund's, Franklin Minnesota Insured Tax-Free Income Fund's, and Franklin Ohio Insured Tax-Free Income Fund's (each, a "Fund") fundamental investment restrictions (including several Sub-Proposals); to approve the elimina-tion of certain of the Tr Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Gregory E. Johnson were elected by the sharehold-ers to serve as Interested Trustees. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust,the Amended and Restated Agreement and Declaration of Trust, amendments to certain of the Trust's fundamental invest-ment restrictions (including several Sub-Proposals), and the elimination of certain of the Trust's fundamental investment restrictions. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1. The
Election of Trustees:

   Name        For       % of   % of    Withheld   % of     % of
                        Outstan Voted             Outstan  Voted
                         ding  Shares              ding    Shares
                        Shares                    Shares
Harris J.  1,251,258,02 63.354% 97.458% 32,638,060.  1.652%  2.542%
Ashton            6.071                       455
Robert F.  1,251,373,45 63.360% 97.467% 32,522,632.  1.646%  2.533%
Carlson           4.243                       283
Sam Ginn   1,251,939,53 63.388% 97.511% 31,956,553.  1.618%  2.489%
                  3.149                       377
Edith E.   1,251,876,88 63.385% 97.506% 32,019,199.  1.621%  2.494%
Holiday           6.788                       738
Frank W.   1,251,302,30 63.356% 97.461% 32,593,784.  1.650%  2.539%
T. LaHaye         1.657                       869
Frank A.   1,251,503,75 63.366% 97.477% 32,392,328.  1.640%  2.523%
Olson             8.166                       360
Larry D.   1,252,839,21 63.434% 97.581% 31,056,868.  1.572%  2.419%
Thompson          8.412                       114
John B.    1,252,936,12 63.439% 97.589% 30,959,959.  1.567%  2.411%
Wilson            6.653                       873
Charles B. 1,251,415,29 63.362% 97.470% 32,480,789.  1.644%  2.530%
Johnson           7.396                       130
Gregory E. 1,252,182,03 63.401% 97.530% 31,714,056.  1.605%  2.470%
Johnson           0.032                       494

Proposal 2.    To approve an Agreement and Plan of Reorganization
that provides for the reorganization of the Trust from a Massachusetts business trust into a Delaware statutory trust:

Franklin   Shares Voted         % of    % of Voted Shares
Florida                        Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        8,038,456.22        50.799%    74.988%
                      6
Against     335,701.591         2.121%     3.132%
Abstain     402,669.593         2.545%     3.756%
Broker Non-1,942,794.00        12.277%    18.124%
Votes                 0
Total      10,719,621.4        67.742%   100.000%
                     10

Franklin   Shares Voted         % of    % of Voted Shares
Insured                        Outstan
Tax-Free                        ding
Income                         Shares
Fund

For        85,570,794.8        52.074%    75.122%
                     61
Against    2,669,836.44         1.625%     2.344%
                      7
Abstain    5,351,057.21         3.256%     4.697%
                      9
Broker Non-20,318,409.0        12.365%    17.837%
Votes                00
Total      113,910,097.        69.320%   100.000%
                    527

Franklin   Shares Voted         % of    % of Voted Shares
Massachuse                     Outstan
tts                             ding
Insured                        Shares
Tax-Free
Income
Fund

For        23,483,982.2        54.156%    68.262%
                     47
Against     666,392.803         1.537%     1.937%
Abstain    1,404,155.57         3.238%     4.082%
                      0
Broker Non-8,848,063.00        20.405%    25.719%
Votes                 0
Total      34,402,593.6        79.336%   100.000%
                     20

Franklin   Shares Voted         % of    % of Voted Shares
Michigan                       Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        59,942,461.4        51.414%    73.721%
                     63
Against    2,248,634.89         1.929%     2.765%
                      7
Abstain    5,094,468.00         4.369%     6.266%
                      2
Broker Non-14,024,397.0        12.029%    17.248%
Votes                00
Total      81,309,961.3        69.741%   100.000%
                     62

Franklin   Shares Voted         % of    % of Voted Shares
Minnesota                      Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        26,891,454.3        54.429%    70.767%
                     30
Against     866,549.578         1.754%     2.281%
Abstain    1,878,688.07         3.803%     4.943%
                      3
Broker Non-8,363,624.00        16.929%    22.009%
Votes                 0
Total      38,000,315.9        76.915%   100.000%
                     81

Franklin   Shares Voted         % of    % of Voted Shares
Ohio                           Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        47,670,725.1        52.115%    72.816%
                     87
Against    1,635,142.58         1.787%     2.498%
                      0
Abstain    3,875,935.31         4.238%     5.920%
                      7
Broker Non-12,285,578.0        13.431%    18.766%
Votes                00
Total      65,467,381.0        71.571%   100.000%
                     84

 Proposal 3.   To approve an Amended and Restated
Agreement and Declaration of Fund:

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

Franklin   Shares Voted         % of    % of Voted Shares
Florida                        Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        7,365,879.93        46.549%    70.798%
                      3
Against     514,064.271         3.248%     4.941%
Abstain     390,219.212         2.466%     3.751%
Broker Non-2,133,866.00        13.485%    20.510%
Votes                 0
Total      10,404,029.4        65.748%   100.000%
                     16

Franklin   Shares Voted         % of    % of Voted Shares
Insured                        Outstan
Tax-Free                        ding
Income                         Shares
Fund

For        71,054,977.7        43.240%    68.494%
                     50
Against    3,901,467.62         2.375%     3.761%
                      7
Abstain    4,420,516.45         2.690%     4.261%
                      8
Broker Non-24,361,462.0        14.825%    23.484%
Votes                00
Total      103,738,423.        63.130%   100.000%
                    835

Franklin   Shares Voted         % of    % of Voted Shares
Massachuse                     Outstan
tts                             ding
Insured                        Shares
Tax-Free
Income
Fund

For        22,953,567.1        52.934%    66.938%
                     22
Against    1,051,438.79         2.424%     3.067%
                      2
Abstain    1,426,028.01         3.289%     4.158%
                      8
Broker Non-8,859,576.00        20.431%    25.837%
Votes                 0
Total      34,290,609.9        79.078%   100.000%
                     32

Franklin   Shares Voted         % of    % of Voted Shares
Michigan                       Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        50,777,745.6        43.554%    68.285%
                     93
Against    2,693,492.58         2.310%     3.622%
                      5
Abstain    3,994,472.58         3.426%     5.372%
                      5
Broker Non-16,895,757.0        14.492%    22.721%
Votes                00
Total      74,361,467.8        63.782%   100.000%
                     63

Franklin   Shares Voted         % of    % of Voted Shares
Minnesota                      Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        26,400,107.4        53.436%    69.498%
                     65
Against    1,220,770.86         2.471%     3.214%
                      7
Abstain    1,994,048.22         4.036%     5.249%
                      1
Broker Non-8,371,774.00        16.945%    22.039%
Votes                 0
Total      37,986,700.5        76.888%   100.000%
                     53

Franklin   Shares Voted         % of    % of Voted Shares
Ohio                           Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        41,678,627.3        45.564%    68.178%
                     38
Against    2,262,229.30         2.473%     3.701%
                      8
Abstain    3,282,229.04         3.588%     5.369%
                      5
Broker Non-13,908,362.0        15.205%    22.752%
Votes                00
Total      61,131,447.6        66.830%   100.000%
                     91


(b) To amend the Fund's fundamental investment restriction regarding underwriting:

Franklin   Shares Voted         % of    % of Voted Shares
Florida                        Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        7,403,082.97        46.784%    71.156%
                      2
Against     485,840.367         3.070%     4.670%
Abstain     381,240.077         2.409%     3.664%
Broker Non-2,133,866.00        13.485%    20.510%
Votes                 0
Total      10,404,029.4        65.748%   100.000%
                     16

Franklin   Shares Voted         % of    % of Voted Shares
Insured                        Outstan
Tax-Free                        ding
Income                         Shares
Fund

For        71,566,644.0        43.552%    68.987%
                     96
Against    3,225,512.81         1.963%     3.109%
                      2
Abstain    4,584,804.92         2.790%     4.420%
                      7
Broker Non-24,361,462.0        14.825%    23.484%
Votes                00
Total      103,738,423.        63.130%   100.000%
                    835

Franklin   Shares Voted         % of    % of Voted Shares
Massachuse                     Outstan
tts                             ding
Insured                        Shares
Tax-Free
Income
Fund

For        23,015,931.8        53.077%    67.120%
                     73
Against     833,828.371         1.923%     2.432%
Abstain    1,581,273.68         3.647%     4.611%
                      8
Broker Non-8,859,576.00        20.431%    25.837%
Votes                 0
Total      34,290,609.9        79.078%   100.000%
                     32

Franklin   Shares Voted         % of    % of Voted Shares
Michigan                       Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        51,011,188.8        43.754%    68.599%
                     18
Against    2,441,701.98         2.094%     3.284%
                      4
Abstain    4,012,820.06         3.442%     5.396%
                      1
Broker Non-16,895,757.0        14.492%    22.721%
Votes                00
Total      74,361,467.8        63.782%   100.000%
                     63

Franklin   Shares Voted         % of    % of Voted Shares
Minnesota                      Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        26,452,286.4        53.541%    69.635%
                     18
Against    1,135,273.13         2.298%     2.988%
                      2
Abstain    2,027,367.00         4.104%     5.338%
                      3
Broker Non-8,371,774.00        16.945%    22.039%
Votes                 0
Total      37,986,700.5        76.888%   100.000%
                     53

Franklin   Shares Voted         % of    % of Voted Shares
Ohio                           Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        42,050,412.2        45.970%    68.786%
                     12
Against    1,920,673.07         2.100%     3.142%
                      6
Abstain    3,252,000.40         3.555%     5.320%
                      3
Broker Non-13,908,362.0        15.205%    22.752%
Votes                00
Total      61,131,447.6        66.830%   100.000%
                     91

(c) To amend the Fund's fundamental investment restriction regarding lending:

Franklin   Shares Voted         % of    % of Voted Shares
Florida                        Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        7,406,124.59        46.803%    71.185%
                      5
Against     482,393.203         3.048%     4.637%
Abstain     381,645.618         2.412%     3.668%
Broker Non-2,133,866.00        13.485%    20.510%
Votes                 0
Total      10,404,029.4        65.748%   100.000%
                     16

Franklin   Shares Voted         % of    % of Voted Shares
Insured                        Outstan
Tax-Free                        ding
Income                         Shares
Fund

For        71,179,180.9        43.316%    68.614%
                     74
Against    3,771,904.38         2.295%     3.636%
                      7
Abstain    4,425,876.47         2.694%     4.266%
                      4
Broker Non-24,361,462.0        14.825%    23.484%
Votes                00
Total      103,738,423.        63.130%   100.000%
                    835

Franklin   Shares Voted         % of    % of Voted Shares
Massachuse                     Outstan
tts                             ding
Insured                        Shares
Tax-Free
Income
Fund

For        22,887,509.5        52.781%    66.745%
                     74
Against    1,050,143.20         2.422%     3.062%
                      8
Abstain    1,493,381.15         3.444%     4.356%
                      0
Broker Non-8,859,576.00        20.431%    25.837%
Votes                 0
Total      34,290,609.9        79.078%   100.000%
                     32

Franklin   Shares Voted         % of    % of Voted Shares
Michigan                       Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        50,688,329.4        43.477%    68.165%
                     12
Against    2,647,538.77         2.271%     3.560%
                      2
Abstain    4,129,842.67         3.542%     5.554%
                      9
Broker Non-16,895,757.0        14.492%    22.721%
Votes                00
Total      74,361,467.8        63.782%   100.000%
                     63

Franklin   Shares Voted         % of    % of Voted Shares
Minnesota                      Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        26,402,529.5        53.441%    69.504%
                     93
Against    1,322,685.77         2.677%     3.482%
                      6
Abstain    1,889,711.18         3.825%     4.975%
                      4
Broker Non-8,371,774.00        16.945%    22.039%
Votes                 0
Total      37,986,700.5        76.888%   100.000%
                     53

Franklin   Shares Voted         % of    % of Voted Shares
Ohio                           Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        41,774,985.1        45.669%    68.335%
                     20
Against    2,223,092.58         2.430%     3.637%
                      9
Abstain    3,225,007.98         3.526%     5.276%
                      2
Broker Non-13,908,362.0        15.205%    22.752%
Votes                00
Total      61,131,447.6        66.830%   100.000%
                     91

(d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

Franklin   Shares Voted         % of    % of Voted Shares
Florida                        Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        7,470,069.32        47.207%    71.800%
                      9
Against     481,784.919         3.045%     4.631%
Abstain     318,309.168         2.011%     3.059%
Broker Non-2,133,866.00        13.485%    20.510%
Votes                 0
Total      10,404,029.4        65.748%   100.000%
                     16

Franklin   Shares Voted         % of    % of Voted Shares
Insured                        Outstan
Tax-Free                        ding
Income                         Shares
Fund

For        71,702,294.1        43.634%    69.118%
                     30
Against    3,355,370.44         2.042%     3.235%
                      1
Abstain    4,319,297.26         2.629%     4.163%
                      4
Broker Non-24,361,462.0        14.825%    23.484%
Votes                00
Total      103,738,423.        63.130%   100.000%
                    835

Franklin   Shares Voted         % of    % of Voted Shares
Massachuse                     Outstan
tts                             ding
Insured                        Shares
Tax-Free
Income
Fund

For        22,933,071.8        52.886%    66.878%
                     71
Against    1,025,046.12         2.364%     2.989%
                      9
Abstain    1,472,915.93         3.397%     4.296%
                      2
Broker Non-8,859,576.00        20.431%    25.837%
Votes                 0
Total      34,290,609.9        79.078%   100.000%
                     32

Franklin   Shares Voted         % of    % of Voted Shares
Michigan                       Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        50,920,290.9        43.676%    68.476%
                     04
Against    2,697,529.83         2.314%     3.628%
                      6
Abstain    3,847,890.12         3.300%     5.175%
                      3
Broker Non-16,895,757.0        14.492%    22.721%
Votes                00
Total      74,361,467.8        63.782%   100.000%
                     63

Franklin   Shares Voted         % of    % of Voted Shares
Minnesota                      Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        26,558,280.6        53.756%    69.914%
                     31
Against    1,240,328.69         2.510%     3.265%
                      2
Abstain    1,816,317.23         3.677%     4.782%
                      0
Broker Non-8,371,774.00        16.945%    22.039%
Votes                 0
Total      37,986,700.5        76.888%   100.000%
                     53

Franklin   Shares Voted         % of    % of Voted Shares
Ohio                           Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        41,717,451.1        45.606%    68.242%
                     56
Against    2,239,746.64         2.449%     3.664%
                      8
Abstain    3,265,887.88         3.570%     5.342%
                      7
Broker Non-13,908,362.0        15.205%    22.752%
Votes                00
Total      61,131,447.6        66.830%   100.000%
                     91

(e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

Franklin   Shares Voted         % of    % of Voted Shares
Florida                        Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        7,406,635.02        46.806%    71.190%
                      5
Against     521,621.083         3.296%     5.014%
Abstain     341,907.308         2.161%     3.286%
Broker Non-2,133,866.00        13.485%    20.510%
Votes                 0
Total      10,404,029.4        65.748%   100.000%
                     16

Franklin   Shares Voted         % of    % of Voted Shares
Insured                        Outstan
Tax-Free                        ding
Income                         Shares
Fund

For        71,217,872.0        43.339%    68.651%
                     07
Against    3,898,735.77         2.373%     3.759%
                      1
Abstain    4,260,354.05         2.593%     4.106%
                      7
Broker Non-24,361,462.0        14.825%    23.484%
Votes                00
Total      103,738,423.        63.130%   100.000%
                    835

Franklin   Shares Voted         % of    % of Voted Shares
Massachuse                     Outstan
tts                             ding
Insured                        Shares
Tax-Free
Income
Fund

For        22,913,452.2        52.841%    66.821%
                     58
Against    1,018,744.64         2.349%     2.971%
                      5
Abstain    1,498,837.02         3.457%     4.371%
                      9
Broker Non-8,859,576.00        20.431%    25.837%
Votes                 0
Total      34,290,609.9        79.078%   100.000%
                     32

Franklin   Shares Voted         % of    % of Voted Shares
Michigan                       Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        50,525,815.0        43.338%    67.947%
                     68
Against    2,749,509.28         2.358%     3.697%
                      4
Abstain    4,190,386.51         3.594%     5.635%
                      1
Broker Non-16,895,757.0        14.492%    22.721%
Votes                00
Total      74,361,467.8        63.782%   100.000%
                     63

Franklin   Shares Voted         % of    % of Voted Shares
Minnesota                      Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        26,401,912.0        53.439%    69.503%
                     17
Against    1,379,384.73         2.792%     3.631%
                      2
Abstain    1,833,629.80         3.712%     4.827%
                      4
Broker Non-8,371,774.00        16.945%    22.039%
Votes                 0
Total      37,986,700.5        76.888%   100.000%
                     53

Franklin   Shares Voted         % of    % of Voted Shares
Ohio                           Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        41,661,478.8        45.545%    68.151%
                     89
Against    2,241,288.45         2.450%     3.666%
                      2
Abstain    3,320,318.35         3.630%     5.431%
                      0
Broker Non-13,908,362.0        15.205%    22.752%
Votes                00
Total      61,131,447.6        66.830%   100.000%
                     91

(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

Franklin   Shares Voted         % of    % of Voted Shares
Florida                        Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        7,355,186.87        46.481%    70.696%
                      6
Against     585,002.027         3.697%     5.622%
Abstain     329,974.513         2.085%     3.172%
Broker Non-2,133,866.00        13.485%    20.510%
Votes                 0
Total      10,404,029.4        65.748%   100.000%
                     16

Franklin   Shares Voted         % of    % of Voted Shares
Insured                        Outstan
Tax-Free                        ding
Income                         Shares
Fund

For        71,868,641.8        43.735%    69.278%
                     47
Against    3,156,015.32         1.921%     3.042%
                      3
Abstain    4,352,304.66         2.649%     4.196%
                      5
Broker Non-24,361,462.0        14.825%    23.484%
Votes                00
Total      103,738,423.        63.130%   100.000%
                    835

Franklin   Shares Voted         % of    % of Voted Shares
Massachuse                     Outstan
tts                             ding
Insured                        Shares
Tax-Free
Income
Fund

For        22,975,412.1        52.984%    67.002%
                     29
Against     964,344.309         2.224%     2.812%
Abstain    1,491,277.49         3.439%     4.349%
                      4
Broker Non-8,859,576.00        20.431%    25.837%
Votes                 0
Total      34,290,609.9        79.078%   100.000%
                     32

Franklin   Shares Voted         % of    % of Voted Shares
Michigan                       Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        51,012,269.8        43.755%    68.600%
                     83
Against    2,471,682.50         2.120%     3.324%
                      1
Abstain    3,981,758.47         3.415%     5.355%
                      9
Broker Non-16,895,757.0        14.492%    22.721%
Votes                00
Total      74,361,467.8        63.782%   100.000%
                     63

Franklin   Shares Voted         % of    % of Voted Shares
Minnesota                      Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        26,530,043.8        53.699%    69.840%
                     30
Against    1,239,399.17         2.508%     3.263%
                      3
Abstain    1,845,483.55         3.736%     4.858%
                      0
Broker Non-8,371,774.00        16.945%    22.039%
Votes                 0
Total      37,986,700.5        76.888%   100.000%
                     53

Franklin   Shares Voted         % of    % of Voted Shares
Ohio                           Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        41,929,760.2        45.838%    68.590%
                     45
Against    1,941,836.28         2.123%     3.176%
                      9
Abstain    3,351,489.15         3.664%     5.482%
                      7
Broker Non-13,908,362.0        15.205%    22.752%
Votes                00
Total      61,131,447.6        66.830%   100.000%
                     91

(g) To amend the Fund's fundamental investment restriction regarding industry concentration:

Franklin   Shares Voted         % of    % of Voted Shares
Florida                        Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        7,348,356.25        46.438%    70.630%
                      1
Against     551,255.815         3.483%     5.298%
Abstain     370,551.350         2.342%     3.562%
Broker Non-2,133,866.00        13.485%    20.510%
Votes                 0
Total      10,404,029.4        65.748%   100.000%
                     16

Franklin   Shares Voted         % of    % of Voted Shares
Insured                        Outstan
Tax-Free                        ding
Income                         Shares
Fund

For        71,712,824.2        43.641%    69.128%
                     67
Against    3,206,479.52         1.951%     3.090%
                      6
Abstain    4,457,658.04         2.713%     4.298%
                      2
Broker Non-24,361,462.0        14.825%    23.484%
Votes                00
Total      103,738,423.        63.130%   100.000%
                    835

Franklin   Shares Voted         % of    % of Voted Shares
Massachuse                     Outstan
tts                             ding
Insured                        Shares
Tax-Free
Income
Fund

For        22,902,417.3        52.816%    66.789%
                     61
Against    1,016,842.07         2.345%     2.966%
                      5
Abstain    1,511,774.49         3.486%     4.408%
                      6
Broker Non-8,859,576.00        20.431%    25.837%
Votes                 0
Total      34,290,609.9        79.078%   100.000%
                     32

Franklin   Shares Voted         % of    % of Voted Shares
Michigan                       Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        50,898,523.7        43.657%    68.447%
                     37
Against    2,447,088.26         2.099%     3.291%
                      5
Abstain    4,120,098.86         3.534%     5.541%
                      1
Broker Non-16,895,757.0        14.492%    22.721%
Votes                00
Total      74,361,467.8        63.782%   100.000%
                     63

Franklin   Shares Voted         % of    % of Voted Shares
Minnesota                      Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        26,471,152.2        53.580%    69.685%
                     04
Against    1,185,163.31         2.398%     3.120%
                      4
Abstain    1,958,611.03         3.965%     5.156%
                      5
Broker Non-8,371,774.00        16.945%    22.039%
Votes                 0
Total      37,986,700.5        76.888%   100.000%
                     53

Franklin   Shares Voted         % of    % of Voted Shares
Ohio                           Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        41,925,554.8        45.833%    68.582%
                     25
Against    1,996,580.70         2.183%     3.266%
                      5
Abstain    3,300,950.16         3.609%     5.400%
                      1
Broker Non-13,908,362.0        15.205%    22.752%
Votes                00
Total      61,131,447.6        66.830%   100.000%
                     91

(h) To amend the Fund's fundamental investment restriction regarding diversification of investments:

Franklin   Shares Voted         % of    % of Voted Shares
Florida                        Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        7,489,040.46        47.327%    71.982%
                      1
Against     435,435.384         2.752%     4.185%
Abstain     345,687.571         2.184%     3.323%
Broker Non-2,133,866.00        13.485%    20.510%
Votes                 0
Total      10,404,029.4        65.748%   100.000%
                     16

Franklin   Shares Voted         % of    % of Voted Shares
Insured                        Outstan
Tax-Free                        ding
Income                         Shares
Fund

For        72,675,217.5        44.226%    70.056%
                     74
Against    2,797,106.98         1.702%     2.697%
                      6
Abstain    3,904,637.27         2.377%     3.763%
                      5
Broker Non-24,361,462.0        14.825%    23.484%
Votes                00
Total      103,738,423.        63.130%   100.000%
                    835

Franklin   Shares Voted         % of    % of Voted Shares
Massachuse                     Outstan
tts                             ding
Insured                        Shares
Tax-Free
Income
Fund

For        23,319,040.2        53.776%    68.004%
                     24
Against     788,510.452         1.819%     2.300%
Abstain    1,323,483.25         3.052%     3.859%
                      6
Broker Non-8,859,576.00        20.431%    25.837%
Votes                 0
Total      34,290,609.9        79.078%   100.000%
                     32

Franklin   Shares Voted         % of    % of Voted Shares
Michigan                       Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        51,740,506.8        44.380%    69.579%
                     15
Against    2,123,465.39         1.821%     2.856%
                      1
Abstain    3,601,738.65         3.089%     4.844%
                      7
Broker Non-16,895,757.0        14.492%    22.721%
Votes                00
Total      74,361,467.8        63.782%   100.000%
                     63

Franklin   Shares Voted         % of    % of Voted Shares
Minnesota                      Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        26,990,260.3        54.630%    71.052%
                     07
Against     964,279.703         1.952%     2.538%
Abstain    1,660,386.54         3.361%     4.371%
                      3
Broker Non-8,371,774.00        16.945%    22.039%
Votes                 0
Total      37,986,700.5        76.888%   100.000%
                     53

Franklin   Shares Voted         % of    % of Voted Shares
Ohio                           Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        42,577,916.9        46.547%    69.649%
                     08
Against    1,656,525.86         1.811%     2.710%
                      4
Abstain    2,988,642.91         3.267%     4.889%
                      9
Broker Non-13,908,362.0        15.205%    22.752%
Votes                00
Total      61,131,447.6        66.830%   100.000%
                     91

Proposal 4.   To approve the elimination of certain of the Fund's
fundamental investment restrictions:

Franklin   Shares Voted         % of    % of Voted Shares
Florida                        Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        7,353,580.63        46.471%    70.680%
                      5
Against     534,594.098         3.378%     5.138%
Abstain     381,988.683         2.414%     3.672%
Broker Non-2,133,866.00        13.485%    20.510%
Votes                 0
Total      10,404,029.4        65.748%   100.000%
                     16

Franklin   Shares Voted         % of    % of Voted Shares
Insured                        Outstan
Tax-Free                        ding
Income                         Shares
Fund

For        71,074,236.0        43.252%    68.512%
                     21
Against    3,758,686.51         2.287%     3.623%
                      9
Abstain    4,544,039.29         2.766%     4.381%
                      5
Broker Non-24,361,462.0        14.825%    23.484%
Votes                00
Total      103,738,423.        63.130%   100.000%
                    835

Franklin   Shares Voted         % of    % of Voted Shares
Massachuse                     Outstan
tts                             ding
Insured                        Shares
Tax-Free
Income
Fund

For        22,883,222.2        52.771%    66.733%
                     77
Against    1,107,926.43         2.555%     3.231%
                      7
Abstain    1,439,885.21         3.321%     4.199%
                      8
Broker Non-8,859,576.00        20.431%    25.837%
Votes                 0
Total      34,290,609.9        79.078%   100.000%
                     32

Franklin   Shares Voted         % of    % of Voted Shares
Michigan                       Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        50,301,480.0        43.145%    67.645%
                     21
Against    2,957,547.08         2.537%     3.977%
                      0
Abstain    4,206,683.76         3.608%     5.657%
                      2
Broker Non-16,895,757.0        14.492%    22.721%
Votes                00
Total      74,361,467.8        63.782%   100.000%
                     63

Franklin   Shares Voted         % of    % of Voted Shares
Minnesota                      Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        26,391,373.5        53.418%    69.475%
                     21
Against    1,396,785.82         2.827%     3.677%
                      1
Abstain    1,826,767.21         3.698%     4.809%
                      1
Broker Non-8,371,774.00        16.945%    22.039%
Votes                 0
Total      37,986,700.5        76.888%   100.000%
                     53

Franklin   Shares Voted         % of    % of Voted Shares
Ohio                           Outstan
Insured                         ding
Tax-Free                       Shares
Income
Fund

For        41,595,354.3        45.473%    68.042%
                     59
Against    2,527,773.71         2.763%     4.135%
                      9
Abstain    3,099,957.61         3.389%     5.071%
                      3
Broker Non-13,908,362.0        15.205%    22.752%
Votes                00
Total      61,131,447.6        66.830%   100.000%
                     91